MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated February 22, 2016 to the combined Prospectus (the “Prospectus”) dated May 1, 2015 as supplemented August 3, 2015, November 17, 2015, November 25, 2015, December 16, 2015, and December 21, 2015 for the following Series:

High Yield Bond Series – Class I and S

International Series – Class I and S

Emerging Markets Series – Class I and S

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

1.	The Board of Directors of the Fund has approved a reduction in the management fee and the contractual expense limitation for the High Yield Bond Series. Accordingly, the “Fees and Expenses” table and “Example” in the High Yield Bond Series’ summary section of the Prospectus are hereby deleted and replaced with the following:

Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Series.

HIGH YIELD BOND SERIES	CLASS I	CLASS S
Shareholder Fees (paid directly from your investment)	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees[1]	0.55%	0.55%
Distribution (12b-1) Fees	None	None
Other Expenses	0.12%	0.36%
Shareholder Services Fee	None	0.25%
Remainder of Other Expenses	0.12%	0.11%
Total Annual Fund Operating Expenses[2]	0.67%	0.91%

Less Fee Waivers and Expense Reimbursements[3]	(0.02)%	(0.01)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.65%	0.90%

[1]	Management fees have been restated to reflect contractual changes to the management fees paid by the Series.
[2]

The total annual fund operating expenses in this fee table may not correlate to the expense ratio in the financial highlights in this prospectus (and in the Series’ financial statements) because (a) management fees have been restated to reflect contractual changes to the management fees paid by the Series; and (b) the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.

[3]

Manning & Napier Advisors, LLC (the Advisor) has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of a Class’s Shareholder Services Fee, do not exceed 0.65% of each Class’s average daily net assets. This contractual waiver will continue until at least April 30, 2017 and may not be amended or terminated by the Advisor prior to such date without the prior approval of the Series’ Board of Directors. The Advisor’s agreement to limit the Series’ operating expenses is limited to direct operating expenses and, therefore, does not apply to the indirect expenses incurred by the Series through its investments in other investment companies.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual expense limitation until April 30, 2017). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	AFTER 1 YEAR	AFTER 3 YEARS	AFTER 5 YEARS	AFTER 10 YEARS
Class I	$66	$212	$371	$833
Class S	$92	$289	$503	$1,119

In addition, the rows pertaining to the High Yield Bond Series in the “Annual Management Fee” table in the “Management” section of the Prospectus are hereby deleted and replaced with the following:

ANNUAL MANAGEMENT FEE (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
Series	Contractual Management Fee	Contractual Expense Limitation	Actual Management Fee Paid For Year Ended 12/31/15[1]
High Yield Bond Series – Class I	0.55%	0.65%[2]	0.75%[4]
High Yield Bond Series – Class S	0.55%	0.65%[2,3]	0.75%[4]

[1]	Reflects the actual amount paid, including the effects of fee waivers and expense reimbursements.
[2]	The contractual expense limitation will remain in effect at least until April 30, 2017, and may be extended.
[3]	The contractual expense limitation of the Class S shares of the Series is exclusive of the class’s shareholder services fee.
[4]	Prior to February 22, 2016, the contractual management fee and contractual expense limitation for the High Yield Bond Series were 0.75% and 0.95%, respectively.

2.	The “Average Annual Total Returns” table in the International Series’ summary section of the Prospectus is hereby deleted and replaced with the following:

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2014
	1 Year	5 Years	10 Years	Since Inception
Class S Shares
Return Before Taxes	(7.03)%	4.70%	5.88%	8.13%
Return After Taxes on Distributions	(9.63)%	3.63%	4.53%	6.16%
Return After Taxes on Distributions and Sale of Series Shares	(1.75)%	3.81%	4.85%	6.39%
Class I Shares
Return Before Taxes	(6.72)%	4.87%	5.97%	8.17%
Indices: (reflect no deduction for fees, expenses, or taxes)
S&P 500® Total Return Index	13.67%	15.45%	7.68%	9.60%
MSCI ACWI ex USA Index	(3.87)%	4.43%	5.13%	6.36%

3.	Muris Demirovic is no longer a member of the Emerging Markets Series’ Portfolio Management Team. Accordingly, all references to Mr. Demirovic in the Prospectus are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Supp 1231 Pro 02/22/2016